Exhibit 10.2

OMNIBUS AMENDMENT NO. 3

[AMENDMENT NO. 3 TO AMENDED AND RESTATED RECEIVABLES SALE

AGREEMENT AND AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT]

THIS OMNIBUS AMENDMENT NO. 3 is entered into as of August 17, 2007 by and among:

(a) Yellow Transportation, Inc., an Indiana corporation, Roadway Express, Inc., a Delaware corporation, USF Reddaway Inc., an Oregon corporation, and USF Holland Inc., a Michigan corporation (each of the foregoing, an “Originator” and collectively, the “Originators”),

(b) Yellow Roadway Receivables Funding Corporation, a Delaware corporation (the “Seller”),

(c) JPMorgan Chase Bank, N.A., SunTrust Bank, Wachovia Bank, National Association, and ABN AMRO Bank, N.V. (each of the foregoing a “Committed Purchaser”),

(d) Falcon Asset Securitization Company LLC (f/k/a Falcon Asset Securitization Corporation), Three Pillars Funding LLC, Variable Funding Capital Company LLC (as assignee of Blue Ridge Asset Funding Corporation), and Amsterdam Funding Corporation (each of the foregoing, a “Conduit”),

(e) YRC Assurance Co. Ltd., an exempted company incorporated with limited liability under the laws of Bermuda formerly known as USF Assurance Co. Ltd., individually and as agent for itself (in such latter capacity, a “Co-Agent”),

(f) Wachovia Bank, National Association, as letter of credit issuer (the “LC Issuer”);

(g) SunTrust Robinson Humphrey, Inc. (f/k/a SunTrust Capital Markets, Inc.), Wachovia Bank, National Association, ABN AMRO Bank, N.A., and JPMorgan Chase Bank, N.A., as “Co-Agents,” and

(h) JPMorgan Chase Bank, N.A., as administrative agent for the Groups (together with its successors in such capacity, the “Administrative Agent” and together with the Co-Agents, the “Agents”),

with respect to (i) that certain Amended and Restated Receivables Sale Agreement, dated as of May 24, 2005, by and among the Originators and the Seller (as heretofore amended, the “Existing RSA”), and (ii) that certain Second Amended and Restated Receivables Purchase Agreement, dated as of May 24, 2005, among the parties hereto other than the Originators (as heretofore amended, the “Existing RPA” and, together with the Existing RSA, the “Existing Agreements”).

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Existing Agreements.

2. Amendments.

2.1 All references in the Existing Agreements to “SunTrust Capital Markets, Inc.” and “STCM” are hereby replaced with “SunTrust Robinson Humphrey, Inc.” and “STRH,” respectively. All references in the Existing Agreements to “USFA Group” are hereby replaced with “YRCA Group.”

2.2 Section 1.11(b) of the Existing RPA is hereby amended and restated in its entirety to read as follows:

(b) Notwithstanding the foregoing, the Agents, the Purchasers and the LC Issuer hereby consent to the Seller’s distribution to YRC Worldwide Inc. (whether through the declaration and payment of dividends or through arms-length sales) of Receivables as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.1(c) as if references to the Seller therein refer to such Obligor (each, a “Bankrupt Receivable”) free and clear of any Adverse Claim of the Agents, the Purchasers or the LC Issuer, provided that (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the date on which such distribution is made or will result from the making of such distribution; (ii) the Seller gives the Agents not less than 3 Business Days’ prior written notice of its intention to make such a distribution which identifies the applicable Obligor by name and the then current outstanding balance of the Bankrupt Receivables to be distributed; (iii) prior to accepting any distribution of a Bankrupt Receivable, YRC Worldwide Inc. delivers to the Agents a written certificate signed by an authorized officer certifying that the Obligor on such Bankrupt Receivable either has been or will be promptly directed to make any payments in respect thereof to an address or account other than a Collection Account; and (iv) distribution of a Bankrupt Receivable will not alter its status as a Defaulted Receivable or Delinquent Receivable, as applicable, as of any date prior to or in the month it is distributed pursuant to this Section 1.11(b).

2.3 The following definition in the Existing RPA is hereby amended and restated in its entirety to read as follows:

“Group Commitment” and “Group Limit” means, for each Group, the amount set forth next to its name in the table below under the applicable column heading:

GROUP NAME	GROUP LIMIT	GROUP COMMITMENT
VFCC Group	$209,523,809.52		$209,523,809.52
Falcon Group	$209,523,809.52		$209,523,809.52
Three Pillars Group	$130,952,380.96		$130,952,380.96
Amsterdam Group	$150,000,000.00		$150,000,000.00
YRCA Group	$350,000,000.00	- $	0-

3. Representations and Warranties. In order to induce the other parties to enter into this Amendment, (a) the Seller hereby represents and warrants to the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, (i) no Servicer Default or Potential Servicer Default exists and is continuing as of the Effective Date (as defined in Section 4 below), and (ii) each of the Seller’s representations and warranties contained in Section 3.1 of the Existing RPA is true and correct as of the Effective Date, and (b) each of the Originators hereby represents and warrants to the Seller, the Agents, the LC Issuer and the Purchasers that after giving effect to the amendments contained in Section 2 above, no event has occurred and is continuing that will constitute an Event of Default or Potential Event of Default.

4. Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) when (a) the Administrative Agent has received counterparts of this Amendment, duly executed by each of the parties hereto, (b) each of the Co-Agents has received an amendment to its Group’s Liquidity Agreement increasing the aggregate commitment thereunder to 102% of its Group Commitment set forth in Section 2.3 above, duly executed by each of the parties thereto, and (c) the Administrative Agent has received a copy of the resolutions of the Seller’s Board of Directors authorizing its execution and delivery of this Amendment, certified by the Seller’s secretary or assistant secretary.

5. Ratification. Each of the Existing Agreements, as modified hereby, is hereby ratified, approved and confirmed in all respects.

6. Reference to Agreement. From and after the Effective Date hereof, each reference in either of the Existing Agreements to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to either of the Existing Agreements in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Existing RSA or the Existing RPA, as applicable, as modified by this Amendment.

7. Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and disbursements) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment and any related amendments of their respective Liquidity Agreements.

8. CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

<signature pages follow>

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

YELLOW TRANSPORTATION, INC.

By:	/s/ Sheila K. Taylor
Name:	Sheila K. Taylor
Title:	Vice President - Finance

ROADWAY EXPRESS, INC.

By:	/s/ Terrence M. Gilbert
Name:	Terrence M. Gilbert
Title:	President

USF REDDAWAY INC.

By:	/s/ Fritz Gerding
Name:	Fritz Gerding
Title:	Vice President - Finance & CFO

USF HOLLAND INC.

By:	/s/ Christopher Reehl
Name:	Christopher Reehl
Title:	Vice President - Finance & CFO

YELLOW ROADWAY RECEIVABLES FUNDING CORPORATION

By:	/s/ Todd M. Hacker
Name:	Todd M. Hacker
Title:	President

YRC ASSURANCE CO. LTD., AS AN UNCOMMITTED PURCHASER AND AS YRCA AGENT

By:	/s/ Brenda Stasiulis
Name:	Brenda Stasiulis
Title:	Financial Officer

WACHOVIA BANK, NATIONAL ASSOCIATION, AS A COMMITTED PURCHASER, AS LC ISSUER AND AS VFCC AGENT

By:	/s/ Eero H. Maki
Name:	Eero H. Maki
Title:	Director

VARIABLE FUNDING CAPITAL COMPANY LLC

BY:	WACHOVIA CAPITAL MARKETS, LLC, ITS ATTORNEY-IN-FACT

By:	/s/ Douglas R. Wilson, Sr.
Name:	Douglas R. Wilson, Sr.
Title:	Director

SUNTRUST ROBINSON HUMPHREY, INC., AS THREE PILLARS AGENT

By:	/s/ Michael G. Maza
Name:	Michael G. Maza
Title:	Managing Director

SUNTRUST BANK, AS A COMMITTED PURCHASER

By:	/s/ Kap Yarbrough
Name:	Kap Yarbrough
Title:	Vice President

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

ABN AMRO BANK N.V., AS A COMMITTED PURCHASER AND AS AMSTERDAM AGENT

By:	/s/ Christopher M. Burke
Name:	Christopher M. Burke
Title:	Vice President

By:	/s/ Gregory S. Blanck
Name:	Gregory S. Blanck
Title:	Director

AMSTERDAM FUNDING CORPORATION

By:	/s/ Jill A. Gordon
Name:	Jill A. Gordon
Title:	Vice President

JPMORGAN CHASE BANK, N.A., AS A COMMITTED PURCHASER, AS FALCON AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Sherri Gerner
Name:	Sherri Gerner
Title:	Executive Director

FALCON ASSET SECURITIZATION COMPANY LLC

BY:	JPMORGAN CHASE BANK, N.A., ITS ATTORNEY-IN-FACT

By:	/s/ Sherri Gerner
Name:	Sherri Gerner
Title:	Executive Director